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Prospectus

July 25, 2002

Merrill Lynch Small Cap Value Fund, Inc.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MERRILL LYNCH SMALL CAP VALUE FUND, INC.

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Common Stock — shares of ownership of a corporation.

Small companies — for the Fund, small companies typically have total market capitalization, at the time of initial purchase, less than the maximum market capitalization over a 24-month rolling time period of companies included in the Russell 2000 Stock Index, a widely known small cap investment benchmark. This maximum market capitalization is updated monthly. The size of companies in the Russell 2000 Stock Index changes with market conditions and the components of the index. The Fund may change the maximum market capitalization to include companies outside of the rolling 24-month period categorization if circumstances so dictate.

MERRILL LYNCH SMALL CAP VALUE FUND AT A GLANCE

What is the Fund’s investment objective?

The investment objective of the Fund is to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size.

What are the Fund’s main investment strategies?

The Fund is a “feeder” fund that invests all of its assets in a “master” portfolio, the Master Small Cap Value Trust (the “Trust”), that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Trust. For simplicity, this Prospectus uses the term “Fund” to include the Trust.

The Fund invests primarily in common stock of small companies and emerging growth companies that Fund management believes have special investment value. This means Fund management will look for companies that have long-term potential to grow in size or to become more profitable or that the stock market may value more highly in the future. Fund management seeks to invest in small companies that are trading at the low end of their historical price-book value or enterprise value-sales ratios, and that have particular qualities that affect the outlook for that company including an attractive market niche. Fund management also seeks to invest in emerging growth companies that occupy dominant positions in developing industries, have strong management and demonstrate successful product development and marketing capabilities.

What are the main risks of investing in the Fund?

As with any mutual fund, the value of the Fund’s investments —and therefore the value of the Fund’s shares — may fluctuate. These changes may occur because a particular stock market in which the Fund invests is rising or falling. Also, Fund management may select securities that underperform the stock market, relevant indices or other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money. The Fund cannot guarantee that the Fund will achieve its objective.

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[ICON] Key Facts

Emerging growth companies — companies of any market capitalization without a long or consistent history of earnings but that Fund management believes have the potential to grow earnings significantly over an extended period of time.

Enterprise value-sales ratio — the ratio of a company’s market value (calculated with reference to the aggregate market value of its outstanding shares plus the amount of debt outstanding minus cash) to its total sales. Generally, a low enterprise value-sales ratio is one indication that the company may be undervalued.

The Fund will invest primarily in small and emerging growth companies. Small and emerging growth companies may have limited product lines or markets, may depend on a smaller number of key personnel and may be less financially secure than larger, more established companies. If a product fails, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or emerging growth company may lose substantial value.

Small and emerging growth companies’ securities generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of more established companies. Investing in small or emerging growth companies requires a long term view.

Who should invest?

Investors should consider their own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment for you if you:

•	Are investing with long term goals in mind.
•	Want a professionally managed and diversified portfolio that will increase your exposure to small companies.
•	Are willing to accept greater potential for short-term fluctuations, including declines, in the value of your investment in exchange for potentially higher long-term growth of capital associated with small cap stock investing.
•	Are not looking for a significant amount of current income.

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RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class B shares for each of the past ten calendar years, which, except for the last four months in 2000, was prior to its change from a stand alone fund to a “master/ feeder” structure. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the Fund’s average annual total return (before and after taxes) with broad measures of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 28.09% (quarter ended December 31, 2001) and the lowest return for a quarter was -26.00% (quarter ended September 30, 1998). The Fund’s year-to-date return as of June 30, 2002 was -9.67%.

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[ICON] Key Facts

The table below compares the average annual total returns of the Fund’s shares with those of the Russell 2000 Stock Index for the periods indicated. After-tax returns are shown only for Class B shares and will vary for other classes. The after-tax returns are calculated using the historical highest marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2001)	One Year	Five Years	Ten Years/Life of Fund

Merrill Lynch Small Cap Value Fund — Class A

Return Before Taxes*	23.78%	17.69%	16.86%

Merrill Lynch Small Cap Value Fund — Class B

Return Before Taxes*	25.33%	17.55%	16.30%	#
Return After Taxes on Distributions*	23.23%	13.86%	12.96%	#
Return After Taxes on Distributions and Sale of Fund Shares*	15.86%	12.91%	12.20%	#

Merrill Lynch Small Cap Value Fund — Class C

Return Before Taxes*	28.32%	17.73%	18.15%	†

Merrill Lynch Small Cap Value Fund — Class D

Return Before Taxes*	23.51%	17.40%	18.19%	†

Russell 2000 Stock Index** (reflects no deduction for fees, expenses or taxes):

Return for Past One, Five and Ten Years	2.49%	7.52%	11.51%
Return Since October 21, 1994			11.05%

*	Includes all applicable fees and sales charge.
**	This unmanaged broad-based index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. Past performance is not predictive of future performance.
#	This performance does not reflect the effect of the conversion of Class B shares to Class D shares after approximately eight years.
†	Class inception date is October 21, 1994.

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UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, that the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include sales charges that you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Trust.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

Administrative Fees — Fees paid to the Administrator for providing administrative services to the Fund.

FEES AND EXPENSES

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Advisor can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a):	Class A		Class B(b)		Class C		Class D

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25%	(c)	None		None		5.25%	(c)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	4.00%	(c)	1.00%	(c)	None	(d)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None		None		None

Redemption Fee	None		None		None		None

Exchange Fee	None		None		None		None

Annual Fund Operating Expenses (expenses that are deducted from your investment)(e):

Management Fee(f)	0.47%		0.47%		0.47%		0.47%

Distribution and/or Service (12b-1) Fees(g)	None		1.00%		1.00%		0.25%

Other Expenses(h) (including administrative fees(i))	0.52%		0.54%		0.55%		0.53%

Total Annual Fund Operating Expenses	0.99%		2.01%		2.02%		1.25%

(a)	In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or sells shares. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Class B shares automatically convert to Class D shares approximately eight years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)	The fees and expenses shown in the table and the examples that follow include both the expenses of the Fund and the Fund’s share of expenses of the Trust.
(f)	The Trust pays the Investment Adviser a fee at the annual rate of 0.50% of the average daily net assets of the Fund for the first $1 billion; 0.475% of the average daily net assets from $1 billion to $1.5 billion; and 0.45% of the average daily net assets above $1.5 billion. For the fiscal year ended March 31, 2002, the fee payable to the Investment Adviser from the Trust was equal to 0.47% of the Fund’s average daily net assets.
(g)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares over time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(h)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Trust. The Fund and the Trust reimburse the Investment Adviser or its affiliates for such services.
(i)	Includes administrative fees, which are payable to the Investment Adviser by the Fund at the annual rate of 0.25% of the Fund’s average daily net assets.

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[ICON] Key Facts

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$621	$824	$1,043	$1,674

Class B	$604	$931	$1,283	$2,144	*

Class C	$305	$634	$1,088	$2,348

Class D	$646	$901	$1,175	$1,957

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$621	$824	$1,043	$1,674

Class B	$204	$631	$1,083	$2,144	*

Class C	$205	$634	$1,088	$2,348

Class D	$646	$901	$1,175	$1,957

*	Assumes conversion to Class D shares approximately eight years after purchase. See note (b) to the Fees and Expenses Table.

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Details About the Fund [ICON]

ABOUT THE PORTFOLIO MANAGER

R. Elise Baum is the Senior Portfolio Manager of the Fund. Ms. Baum is primarily responsible for the day-to-day management of the Fund. Ms. Baum has been a Managing Director of the Investment Adviser since 2000 and was First Vice President of the Investment Adviser from 1999 to 2000, a Director from 1997 to 1999 and a Vice President from 1995 to 1997.

ABOUT THE INVESTMENT ADVISER AND ADMINISTRATOR

Fund Asset Management serves as the Investment Adviser and the Administrator.

HOW THE FUND INVESTS

The Fund tries to choose investments for capital appreciation —that is, investments that will increase in value. The Fund will invest in a diversified portfolio primarily consisting of common stock of small and emerging growth companies. The Fund will, under normal circumstances, invest at least 65% of its assets in equity securities of small companies, and, effective July 31, 2002, invest at least 80% of its net assets in securities of small companies. In addition, the Fund may invest in securities of emerging growth companies. Equity securities consist of:

•	Common stock
•	Preferred stock
•	Securities convertible into common stock
•	Index securities which are based on a group of common stocks.
•	Derivative instruments, such as options and futures, the values of which are based on a common stock or group of common stocks

The Fund will primarily focus on investments in common stock.

The Fund’s management chooses investments using a fundamental, value-oriented investment style. This means that the Fund seeks to invest in companies that the Fund’s management believes to be undervalued. Fund management may consider a company’s stock to be undervalued when the stock’s current price is less than what the Fund believes a share of the company is worth. A company’s worth can be assessed by several factors, such as financial resources, value of tangible assets, sales and earnings growth, rate of return on capital, product development, quality of management, and overall business prospects. A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which Fund management believes the company will recover. Additionally, management of the Fund may acquire the securities of companies that are in a particular industry or related industries or market segments together as a “basket” or group in a single transaction. The Fund may subsequently sell such “basket” as a unit or it may sell only selected securities and continue to hold other securities acquired in the “basket.”

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[ICON] Details About the Fund

The Fund may sell a security if, for example, the stock price increases to the high end of the range of its historical price-book value ratio or if the Fund determines that the issuer no longer meets the criteria Fund management has established for the purchase of such securities or if Fund management thinks there is a more attractive investment opportunity in the same category.

Fund management seeks to invest in small companies that:

•	are trading at the low end of their historical price-book value or enterprise value-sales ratios
•	have strong management
•	have particular qualities that affect the outlook for that company, such as strong research capabilities, new or unusual products or occupation of an attractive market niche
•	have the potential to increase earnings over an extended period of time

Fund management seeks to invest in emerging growth companies that:

•	occupy dominant positions in new, developing industries or have a significant market share in a large, fragmented industry or are relatively undervalued in the marketplace when compared to their favorable market potential
•	have strong management
•	have rapid growth rates or above-average returns on equity
•	demonstrate successful product development and marketing capabilities

Fund management also considers other factors, such as the level of competition in an industry or the extent of government regulation. The Fund may also purchase the stock of a company which has suffered a recent earnings decline if Fund management believes that the decline is temporary or cyclical and will not significantly affect the company’s long term growth.

The Fund will invest primarily in U.S. companies that do most of their business in the United States, but may invest a portion of its assets in foreign companies although this is not a principal investment strategy. It is anticipated that in the immediate future, the Fund will invest not more than 30% of its total assets in the securities of foreign issuers.

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Volatility — the frequency and amount of changes to the Fund’s net asset value.

Short Sale — a transaction in which the Fund sells a security it does not own in anticipation of a decline in the market price of that security.

Small and emerging growth companies may include unseasoned issuers or companies that have limited product lines or markets, may depend on a smaller number of key personnel and may be less financially secure than larger, more established companies. In addition, small and emerging growth companies’ securities generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of more established companies. Because of these factors, the Fund is not intended as a complete investment program but is designated for long term investors seeking to diversify their investments and who are prepared to experience above-average volatility.

The Fund also may, as a temporary defensive measure, and without limitation, hold assets in other types of securities, including non-convertible preferred stock and debt securities, U.S. Government and money market securities, including repurchase agreements or cash, in such proportions as the Investment Adviser may determine. Normally, a portion of the Fund’s assets would be held in these securities in anticipation of investment in equities or to meet redemptions. Short term investments and temporary defensive positions can be easily sold and have limited risk of loss but may limit the Fund’s ability to achieve its investment objective.

The Fund has no stated minimum holding period for investments, and will buy or sell securities whenever the Fund’s management sees an appropriate opportunity.

The Fund may also lend its portfolio securities.

The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least

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100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security, regarding payment over any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets.

The Fund may also make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund’s performance will be positive for any period of time.

The Fund’s principal risks are small cap and emerging growth securities risk, market risk and selection risk.

Small Cap and Emerging Growth Securities Risk —Small cap or emerging growth companies may include unseasoned issuers or companies that have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the Fund’s investment in a small cap or emerging growth company may lose substantial value.

The securities of small cap and emerging growth companies generally trade in lower volumes and are subject to greater and less predictable price changes than the securities of larger, more established companies. These securities may also be purchased by the Fund in initial public offerings. Securities purchased in initial public offerings can produce gains that positively affect Fund performance during any given period, but such securities may not be available during other periods or even if they are available, may not be

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[ICON] Details About the Fund

available in sufficient quantity to have a meaningful impact on Fund performance. They may also, of course, produce losses. Investing in smaller and emerging growth companies requires a long term view.

Market Risk and Selection Risk —Market risk is the risk that a stock market in one or more countries in which the Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the stock markets, the relevant indices or other funds with similar investment objectives and investment strategies.

The Fund also may be subject, to a lesser extent, to the following risks.

Convertibles —Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Illiquid Securities —The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value. The risk that a security will become illiquid is greater for small cap securities.

Restricted Securities — Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if the Investment Adviser receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the securities.

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Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Derivatives — The Fund may use derivative instruments, including options on portfolio positions or currencies, financial and currency futures, options on such futures and forward foreign currency transactions. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil), a currency or an index such as Standard & Poor’s 500 Index. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

•	Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.
•	Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
•	Leverage risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
•	Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Hedging — The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also

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[ICON] Details About the Fund

involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced.

There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Foreign Market Risk — Since the Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities traded in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets.

•	The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain of these economies may rely heavily on particular industries or foreign capital and may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
•	Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair the Fund’s ability to purchase or sell foreign securities or transfer its assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

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•	Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the United States.
•	Because there are generally fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.
•	Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund’s assets may be uninvested and not earning returns. The Fund may miss investment opportunities or be unable to sell an investment because of these delays.

Emerging Markets Risk —The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions, or the actions of a few large investors.

In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign

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[ICON] Details About the Fund

investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economics and securities markets, which may impair investment and economic growth.

Securities Lending — The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

Borrowing and Leverage Risk — The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. Certain securities that the Fund buys may create leverage including, for example, options.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

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Your Account [ICON]

MERRILL LYNCH SELECT PRICINGSM SYSTEM

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Advisor or other financial intermediary can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or Class D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

If you select Class B or Class C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

The Fund’s shares are distributed by FAM Distributors, Inc., an affiliate of the Investment Adviser.

18	MERRILL LYNCH SMALL CAP VALUE FUND, INC.

The table below summarizes key features of the Merrill Lynch Select PricingSM System.

	Class A	Class B	Class C	Class D

Availability

Limited to certain investors including:

• Current Class A    shareholders

• Certain Retirement
   Plans

• Participants in   certain Merrill   Lynch-sponsored   programs

• Certain affiliates of   Merrill Lynch,   selected securities   dealers and other   financial   intermediaries.

		Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available for larger investments.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No. (May be charged for purchases over $1 million that are redeemed within one year.)

Account Maintenance and Distribution Fees?	No.	25% Account Maintenance Fee. 0.75% Distribution Fee.	25% Account Maintenance Fee. 0.75% Distribution Fee.	25% Account Maintenance Fee. No Distribution Fee.

Conversion to Class D shares?	No.	Yes, automatically after approximately eight years.		N/A

MERRILL LYNCH SMALL CAP VALUE FUND, INC.	19

[ICON] Your Account

Right of Accumulation — permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select PricingSM options.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select PricingSM System funds that you agree to buy within a 13 month period. Certain restrictions apply.

Class A and Class D Shares —Initial Sales Charge Options

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase as shown in the following table. Securities dealers’ compensation is shown in the last column.

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $1,000,000	2.00%	2.04%	1.80%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.
**	If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent
•	Merrill Lynch BlueprintSM Program participants
•	TMASM Managed Trusts
•	Certain Merrill Lynch investment or central asset accounts
•	Certain employer-sponsored retirement or savings plans

20	MERRILL LYNCH SMALL CAP VALUE FUND, INC.

•	Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances
•	Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees
•	Certain fee-based programs of Merrill Lynch and other financial intermediaries that have agreements with the Distributor or its affiliates

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Advisor can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A shares since Class D shares are subject to a 0.25% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Advisor, selected securities dealer, other financial intermediary or contact the Fund’s Transfer Agent at 1-800-MER-FUND.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

MERRILL LYNCH SMALL CAP VALUE FUND, INC.	21

[ICON] Your Account

Class B Shares

If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase	Sales Charge*

0 – 1	4.00%

1 – 2	4.00%

2 – 3	3.00%

3 – 4	3.00%

4 – 5	2.00%

5 – 6	1.00%

6 and after	0.00%

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired by dividend reinvestment are not subject to a deferred sales charge. For shares acquired before June 1, 2001, the four-year deferred sales charge schedule in effect at that time will apply. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another Merrill Lynch fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:
•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old
•	Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts, certain group plans participating in the Merrill Lynch BlueprintSM Program and certain retirement plan rollovers
•	Redemption in connection with participation in certain fee-based programs of Merrill Lynch or other financial intermediaries that have agreements with the Distributor or its affiliates or in connection with involuntary termination of an account in which Fund shares are held
•	Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability or, if later, reasonably promptly following completion of probate

22	MERRILL LYNCH SMALL CAP VALUE FUND, INC.

•	Withdrawals through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class D shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for Federal income tax purposes.

Different conversion schedules may apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund’s eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund’s conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

MERRILL LYNCH SMALL CAP VALUE FUND, INC.	23

[ICON] Your Account

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

24	MERRILL LYNCH SMALL CAP VALUE FUND, INC.

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Refer to the Merrill Lynch Select Pricing table on page 19. Be sure to read this prospectus carefully.

Next, determine the amount of your investment

The minimum initial investment for the Fund is $1,000 for all accounts except:

   •  $250 for certain Merrill Lynch fee-based programs

   •  $100 for retirement plans

(The minimums for initial investments may be waived under certain circumstances.)

Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your purchase order

The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries, including Merrill Lynch, may charge a processing fee to confirm a purchase. Merrill Lynch currently charges a fee of $5.35. The fees charged by other securities dealers or other financial intermediaries may be higher or lower.

Or contact the Transfer Agent

To purchase shares directly, call the Transfer Agent at
1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares

The minimum investment for additional purchases is generally $50 except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment plans, may have higher minimums.

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount in the Fund on a periodic basis through certain Merrill Lynch investment accounts or central asset accounts.

MERRILL LYNCH SMALL CAP VALUE FUND, INC.	25

[ICON] Your Account

If You Want to	Your Choices	Information Important for You to Know

Transfer Shares to Another Selected Securities Dealer or Other Financial Intermediary	Transfer to a participating selected securities dealer or other financial intermediary

You may transfer your Fund shares only to another selected securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charge.

Sell Your Shares	Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your sales order

The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your securities dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Selected securities dealers or other financial intermediaries, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer Agent. The fees charged by other securities dealers or financial intermediaries may be higher or lower. The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent

You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange and registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-800-MER-FUND for details.

26	MERRILL LYNCH SMALL CAP VALUE FUND, INC.

If You Want to	Your Choices	Information Important for You to Know

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plan

You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Fund shares in a Merrill Lynch CMA®, CBA® or Retirement Account you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends automatically reinvested. For Class B and Class C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial Advisor or other financial intermediary for details.

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus

You can exchange your shares of the Fund for shares of many other Merrill Lynch mutual funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Each class of Fund shares is generally exchangeable for shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no Class A shares, you will exchange into Class D shares.

Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or Class D shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will generally apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class A or Class D shares for money market fund shares, you will receive Class A shares of Summit Cash Reserves Fund. Class B or Class C shares of the Fund will be exchanged for Class B shares of Summit.

To exercise the exchange privilege contact your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary or call the Transfer Agent at 1-800-MER-FUND.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

Short-term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Fund management’s opinion, have a pattern of short-term or excessive trading or whose trading may have been disruptive to the Fund. For these purposes, Fund management may consider an investor’s trading history in the Fund or other Merrill Lynch funds, and accounts under common ownership or control.

MERRILL LYNCH SMALL CAP VALUE FUND, INC.	27

[ICON] Your Account

Net Asset Value —the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. If events that are expected to materially affect the value of securities traded in other markets occur between the close of those markets and the close of business on the New York Stock Exchange, those securities may be valued at their fair value. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem Fund shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Merrill Lynch or other financial intermediaries, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

28	MERRILL LYNCH SMALL CAP VALUE FUND, INC.

Dividends — Ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to Distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value.

However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

The Fund will distribute net investment income and net realized capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your Merrill Lynch Financial Advisor, selected securities dealer, other financial intermediary or the Transfer Agent. Although this can not be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending, in part, on how long the Fund has held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your

MERRILL LYNCH SMALL CAP VALUE FUND, INC.	29

[ICON] Your Account

“BUYING A DIVIDEND”

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

shares and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of the excess of net short term capital gains over net long term capital losses) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

30	MERRILL LYNCH SMALL CAP VALUE FUND, INC.

Management of the Fund [ICON]

FUND ASSET MANAGEMENT

Fund Asset Management, the Trust’s Investment Adviser, manages the Trust’s investments under the overall supervision of the Board of Trustees of the Trust. The Investment Adviser has the responsibility for making all investment decisions for the Trust. The Trust pays the Investment Adviser an investment advisory fee at the annual rate of 0.50% of the average daily net assets of the Trust for the first $1 billion; 0.475% of the average daily net assets from $1 billion to $1.5 billion; and 0.45% of the average daily net assets above $1.5 billion. For the fiscal year ended March 31, 2002, the Investment Adviser received a fee equal to 0.47% of the Fund’s average daily net assets. The Fund pays the Investment Adviser an administrative fee at the annual rate of 0.25% of the average daily net assets of the Fund.

Fund Asset Management was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management and its affiliates had approximately $498 billion in investment company and other portfolio assets under management as of June 2002.

MASTER/FEEDER STRUCTURE

The Fund is a “feeder” fund that invests all of its assets in the Trust. (Except where indicated, this Prospectus uses the term “Fund” to mean this feeder fund and the Trust taken together). Investors in the Fund will acquire an indirect interest in the Trust.

The Trust may accept investments from other feeder funds, and all the feeders of the Trust bear the portfolio’s expenses in proportion to their assets. This structure may enable the Fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the Trust from different feeders may offset each other and produce a lower net cash flow.

However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to the Trust on more attractive terms, or could experience better performance, than another feeder fund.

MERRILL LYNCH SMALL CAP VALUE FUND, INC.	31

[ICON] Management of the Fund

Whenever the Trust holds a vote of its feeder funds, the Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Fund over the operations of the master portfolio.

The Fund may withdraw from the Trust at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

32	MERRILL LYNCH SMALL CAP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. These periods include operations prior to the change to a “master/feeder” structure. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report which is available upon request.

	Class A					Class B

	For the Year Ended March 31,					For the Year Ended March 31,

Increase (Decrease) in Net Asset Value:	2002	2001‡	2000	1999	1998	2002	2001‡	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$19.81	$22.87	$16.27	$22.03	$17.59	$18.44	$21.59	$15.37	$21.03	$16.91

Investment income (loss) — net†	(.01)	.06	(.02)	(.02)	(.03)	(.22)	(.15)	(.21)	(.20)	(.23)

Realized and unrealized gain (loss) on investments and from the Trust — net	5.84	1.23	8.84	(4.66)	7.20	5.67	1.15	8.35	(4.43)	6.90

Total from investment operations	5.83	1.29	8.82	(4.68)	7.17	5.45	1.00	8.14	(4.63)	6.67

Less distributions from realized gain on investments — net	(1.06)	(4.35)	(2.22)	(1.08)	(2.73)	(1.15)	(4.15)	(1.92)	(1.03)	(2.55)

Net asset value, end of year	$24.58	$19.81	$22.87	$16.27	$22.03	$22.74	$18.44	$21.59	$15.37	$21.03

Total Investment Return:*

Based on net asset value per share	31.56%	6.39%	57.29%	(22.17)%	43.18%	30.22%	5.26%	55.72%	(22.96)%	41.72%

Ratios to Average Net Assets:

Expenses††	.99%	1.04%	1.08%	1.08%	1.02%	2.01%	2.06%	2.11%	2.10%	2.05%

Investment income (loss) — net	(.03)%	.27%	(.12)%	(.10)%	(.13)%	(1.04)%	(.75)%	(1.14)%	(1.12)%	(1.16)%

Supplemental Data:

Net assets, end of year (in thousands)	$1,259,688	$648,806	$491,855	$276,957	$396,198	$1,003,961	$563,316	$511,780	$378,610	$611,364

Portfolio turnover	54.14%##	42.30%#	89.18%	57.82%	67.02%	54.14%##	42.30%#	89.18%	57.82%	67.02%

*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.
††	Includes the Fund’s share of the Trust’s allocated expenses.
‡	On September 1, 2000, the Fund converted from a stand-alone investment company to a “feeder” fund that seeks to achieve its investment objective by investing all of its assets in Master Small Cap Value Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a “master/feeder” structure.
#	Portfolio turnover for the Trust for the period September 1, 2000 (commencement of operations of the Trust) to March 31, 2001.
##	Portfolio turnover for the Trust.

MERRILL LYNCH SMALL CAP VALUE FUND, INC.	33

[ICON] Management of the Fund

FINANCIAL HIGHLIGHTS (concluded)

	Class C						Class D

	For the Year Ended March 31,						For the Year Ended March 31,

Increase (Decrease) in Net Asset Value:	2002		2001‡	2000	1999	1998	2002		2001‡	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$18.13		$21.32	$15.21	$20.83	$16.77	$19.73		$22.80	$16.19	$21.97	$17.56

Investment income (loss) — net†	(.23)		(.15)	(.21)	(.20)	(.23)	(.07)		—#	(.07)	(.06)	(.08)

Realized and unrealized gain (loss) on investments and from the Trust — net	5.58		1.14	8.25	(4.38)	6.84	6.08		1.23	8.82	(4.65)	7.18

Total from investment operations	5.35		.99	8.04	(4.58)	6.61	6.01		1.23	8.75	(4.71)	7.10

Less distributions from realized gain on investments — net	(1.18)		(4.18)	(1.93)	(1.04)	(2.55)	(1.29)		(4.30)	(2.14)	(1.07)	(2.69)

Net asset value, end of year	$22.30		$18.13	$21.32	$15.21	$20.83	$24.45		$19.73	$22.80	$16.19	$21.97

Total Investment Return:*

Based on net asset value per share	30.23%		5.29%	56.98%	(22.99)%	41.74%	31.17%		6.11%	56.98%	(22.37)%	42.80%

Ratios to Average Net Assets:

Expenses††	2.02%		2.08%	2.12%	2.12%	2.06%	1.25%		1.30%	1.33%	1.33%	1.27%

Investment loss — net	(1.11)%		(.75)%	(1.16)%	(1.14)%	(1.17)%	(.30)%		(.02)%	(.37)%	(.35)%	(.39)%

Supplemental Data:

Net assets, end of year (in thousands)	$504,537		$140,610	$67,390	$38,249	$70,159	$467,733		$198,094	$151,650	$82,279	$114,183

Portfolio turnover	54.14	%###	42.30%##	89.18%	57.82%	67.02%	54.14	%###	42.30%##	89.18%	57.82%	67.02%

*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.
††	Includes the Fund’s share of the Trust’s allocated expenses.
‡	On September 1, 2000, the Fund converted from a stand-alone investment company to a “feeder” fund that seeks to achieve its investment objective by investing all of its assets in Master Small Cap Value Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a “master/feeder” structure.
#	Amount is less than $.01 per share.
##	Portfolio turnover for the Trust for the period September 1, 2000 (commencement of operations of the Trust) to March 31, 2001.
###	Portfolio turnover for the Trust.

34	MERRILL LYNCH SMALL CAP VALUE FUND, INC.

[1]	POTENTIAL INVESTORS Open an account (two options).	[2]
MERRILL LYNCH FINANCIAL ADVISOR OR SECURITIES DEALER Advises shareholders on their Fund investments.

TRANSFER AGENT

Financial Data Services, Inc.

ADMINISTRATIVE OFFICES
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

MAILING ADDRESS
P.O. Box 45289
Jacksonville, Florida 32232-5289

Performs recordkeeping and
reporting services.

DISTRIBUTOR FAM Distributors, Inc. P.O. Box 9081 Princeton, New Jersey 08543-9081 Arranges for the sale of Fund shares.
COUNSEL Sidley Austin Brown & Wood LLP 787 Seventh Avenue New York, New York 10019-6018 Provides legal advice to the Fund.	THE FUND The Board of Directors/Trustees oversees the Fund and the Trust.	CUSTODIAN The Bank of New York 15 Broad Street 7th Floor New York, New York 10286 Holds the Fund’s assets for safekeeping.

INDEPENDENT AUDITORS Deloitte & Touche LLP Two World Financial Center New York, New York 10281-1008 Audits the financial statements of the Fund on behalf of the shareholders.	ACCOUNTING SERVICES PROVIDER State Street Bank and Trust Company 500 College Road East Princeton, New Jersey 08540 Provides certain accounting services to the Fund.

INVESTMENT ADVISER

Fund Asset Management, L.P.

ADMINISTRATIVE OFFICES
800 Scudders Mill Road
Plainsboro, New Jersey 08536

MAILING ADDRESS
P.O. Box 9011
Princeton, New Jersey 08543-9011

TELEPHONE NUMBER
1-800-MER-FUND

Manages the Fund’s day-to-day
activities.

MERRILL LYNCH SMALL CAP VALUE FUND, INC.

[ICON] For More Information

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Advisor or other financial intermediary, or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Advisor, other financial intermediary or the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Advisor or other financial intermediary, or contact the Fund, at the telephone number or address indicated above, if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov or writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file #811-2809 Code #10055-07-02 © Fund Asset Management, L.P.

[LOGO] Merrill Lynch Investment Managers

Prospectus

July 25, 2002

Merrill Lynch Small Cap Value Fund, Inc.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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